UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 9, 2017

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
ROPER TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

6901 PROFESSIONAL PKWY. EAST, SUITE 200, SARASOTA, FLORIDA	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(941) 556-2601
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Departure and Appointment

On March 9, 2017, Roper Technologies, Inc. (the "Company") appointed Robert Crisci as Vice President and Chief Financial Officer of the Company, effective May 15, 2017.

Robert Crisci, age 41, joined the Company in 2013 as Vice President, Finance and Investor Relations and has led the Company's financial planning and analysis and investor relations efforts. Prior to joining the Company, he served in various roles across investment banking, consulting and finance, most recently before joining the Company as Vice President at VRA Partners.

John Humphrey, the Company's current Chief Financial Officer, will retire from the Company later this year.

Controller Appointment

On March 9, 2017, the Company appointed Jason Conley, age 41, the Company's Vice President and Controller (principal accounting officer) effective May 15, 2017.  Mr. Conley joined the Company in 2006 as head of financial planning and analysis and investor relations.  Since 2013, Mr. Conley had responsibility for finance and human resources for the Company's Managed Health Care Associates subsidiary.

The Company has not determined the terms of any material plans, contracts or arrangements (collectively, "agreements") with its new principal financial and principal accounting officers, or any amendments thereto, that will be made in connection with the management changes described herein.  The Company will file an amendment to this Current Report containing such information within four business days after determining the terms of any such agreements.

Executive Vice President Appointments

On March 9, 2017, the Company appointed Neil Hunn and Paul Soni as Executive Vice Presidents, effective May 15, 2017.  Mr. Hunn has been a Group Vice President with the Company since 2011.  Prior to joining the Company, Mr. Hunn served as Executive Vice President and CFO at MedAssets and as President of its revenue cycle technology businesses.  Mr. Soni joined the Company in 2002 as Director of Accounting and became Controller in 2006.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Messrs. Crisci, Conley, Hunn or Soni and any of the Company's executive officers or directors or person nominated or chosen to become a director or executive officer. There is no arrangement or understanding between Messrs. Crisci, Conley, Hunn or Soni and any other person pursuant to which Messrs. Crisci, Conley, Hunn or Soni were appointed as officers. There are no transactions in which Messrs. Crisci, Conley, Hunn or Soni have an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the news release dated March 10, 2017, announcing the appointments described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

99.1 Press Release of the Company dated March 10, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Technologies, Inc.
(Registrant)

BY:	/s/ John Stipancich	Date: March 13, 2017
John Stipancich, Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated March 10, 2017